SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2002

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction incorporation)	(Commission File No.)	(IRS Employer or Identification Number)
10 Lafayette Square, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 857-6987

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 1 — Underwriting Agreement dated September 12, 2002 among National Fuel Gas Company,
Goldman, Sachs & Co. and Edward D. Jones & Co., L.P.

Exhibit 4 — Officer's Certificate Establishing 6.50$ Notes due 2022

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By: /s/ James R. Peterson
James R. Peterson
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1	Underwriting Agreement dated September 12, 2002 among National Fuel Gas Company, Goldman, Sachs & Co. and Edward D. Jones & Co., L.P.

4	Officer's Certificate Establishing 6.50$ Notes due 2022